UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1999



                            BRIDGEPORT MACHINES, INC.
             (Exact name of registrant as specified in its charter)




   DELAWARE                       000-25102                     06-1169678
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



500 Lindley Street, Bridgeport, CT                                 06606
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (203) 367-3651


                                 Not Applicable
              (Former name or address if changed since last report)

Item 1.           Change in Control of Registrant

On August 19, 1999, Bronze Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Goldman Industrial Group, Inc. ("Parent"), a Delaware corporation, merged with and into Bridgeport Machines, Inc. (the "Company"), a Delaware corporation (the "Merger"), pursuant to the Agreement and Plan of Merger, dated as of April 23, 1999 (the "Merger Agreement"), by and among Parent, Merger Sub and the Company.

At a special meeting of stockholders held on July 14, 1999, the Company's stockholders approved the Merger Agreement and the Merger contemplated by such agreement.

As a result of the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company (other than shares owned by the Company, Parent, Merger Sub or any subsidiary thereof or shares with respect to which the holders have perfected appraisal rights under the Delaware General Corporation Law) was converted into the right to receive $10.00 in cash, without interest, and the Company has become a wholly owned subsidiary of Parent.

Additional information regarding the Merger, including a description thereof and other matters, is included in the Company's Proxy Statement on Schedule 14A (the "Proxy Statement") which was filed with the Securities and Exchange Commission on June 9, 1999 and provided to the Company's stockholders. The Proxy Statement is hereby incorporated by reference in this Current Report on Form 8-K.

The aggregate consideration paid by Parent in connection with the Merger was approximately $56 million. According to Parent, such funds were obtained through loans from Fleet Capital Corporation and ING (U.S.) Capital LLC. The commitments for such loans are described in the Proxy Statement.

A copy of the press release of the Company announcing the effectiveness of the Merger is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Current Report on Form 8-K.


Item 7.           Financial Statements and Exhibits

(a)       Financial Statements of business acquired:  None

(b)      Pro Forma Financial Information:             None

(c)      Exhibits:

         99.1     News Release issued by Bridgeport Machines, Inc. on
                  August 19, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



                                                  BRIDGEPORT MACHINES, INC.
                                              ----------------------------------
                                                        (Registrant)



August 19, 1999                               /s/  Walter C. Lazarcheck
---------------                              -----------------------------------
   (Date)                                          Walter C. Lazarcheck
                                                   Vice President &
                                                   Chief Financial Officer